UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AECOM
(Name of Registrant as Specified In Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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MMMMMMMMMMMM + MMMMMMM C 1234567890 000004 ENDORSEMENT_LINE______________ SACKPACK_____________ MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/ACM or scan the QR code — login details are located in the shaded bar below. Votes submitted electronically must be received by 1:00am, Central Time, on March 6, 2019. Important Notice Regarding the Availability of Proxy Materials for the AECOM Stockholder Meeting to be Held on March 6, 2019 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at: www.envisionreports.com/ACM Easy Online Access — View your proxy materials and vote. Step 1: Step 2: Step 3: Step 4: Step 5: Go to www.envisionreports.com/ACM. Click on Cast Your Vote or Request Materials. Follow the instructions on the screen to log in. Make your selections as instructed on each screen for your delivery preferences. Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before February 21, 2019 to facilitate timely delivery. + 2 N O T C O Y 02YXEB MMMMMMMMM Stockholder Meeting Notice 1234 5678 9012 345

AECOM’s Annual Meeting of Stockholders will be held on March 6, 2019 at 1999 Avenue of the Stars, Los Angeles, CA 90067, at 8:00 a.m. local time. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all of the listed director nominees; and FOR Proposals 2, 3 and 4: 1. 2. Elect the 10 directors named in the Company’s proxy statement to serve until the Company’s 2020 Annual Meeting of Stockholders. Ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the fiscal year ending September 30, 2019. Approve the Amended & Restated Employee Stock Purchase Plan. Advisory vote to approve the Company’s executive compensation. 3. 4. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — — — Internet – Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. Phone – Call us free of charge at 1-866-641-4276. Email – Send an email to investorvote@computershare.com with “Proxy Materials AECOM” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by February 21, 2019. Stockholder Meeting Notice

ANNUAL REPORT, PROXY STATEMENT AND VOTING INSTRUCTIONS
FOR THE AECOM 2019 ANNUAL STOCKHOLDERS’ MEETING

Proxy Login Details:
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Dear Stockholder: [[Registration]]

We are pleased to inform you that our Proxy Statement, Annual Report, and Form 10-K are now available. You can also vote your shares online for the 2019 Annual Stockholders’ Meeting.

To view the Proxy Statement and Annual Report and to vote your AECOM shares, please visit: www.envisionreports.com/ACM and then follow the instructions. You will need the proxy login details number provided above to cast your vote. You only need to vote once.

Notice of Annual Stockholders’ Meeting

AECOM’s 2019 Annual Stockholders’ Meeting will be held on March 6, 2019, at 1999 Avenue of the Stars, Los Angeles, California 90067, at 8:00 a.m. (local time). We look forward to your attendance either in person or by proxy. At this year’s Annual Meeting, the agenda includes: (1) the election of directors; (2) the ratification of AECOM’s auditor for fiscal year 2019; (3) the approval of the Amended and Restated Employee Stock Purchase Plan; and (4) an advisory vote to approve the Company’s executive compensation. The Board of Directors recommends that you vote FOR all of the director nominees, FOR Proposals (2) (3) and (4). Please refer to the Proxy Statement for detailed information on each of the proposals and the Annual Meeting.

Other Information

If your shares are held on your behalf by Sun Life Financial, your vote must be received by 5:00 p.m. Central Time on February 25, 2019.

If your shares are held on your behalf by Merrill Lynch Wealth Management, your vote must be received by 5:00 p.m. Central Time on February 26, 2019.

Order a Free Paper or Email Copy of the Proxy Materials

Internet — Go to www.envisionreports.com/ACM. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a set of proxy materials.

Telephone — Call us free of charge at 1-866-641-4276 in the U.S., Canada or Puerto Rico using a touch-tone phone and follow the instructions. From outside the U.S., Canada or Puerto Rico call 1-781-575-4238.

Email — Send an email message to investorvote@computershare.com with “Proxy Materials AECOM “ in the subject line. Include your full name and address in the body of the message plus the Proxy Login Details number listed above. In the email, state that you want a paper copy of current meeting materials.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by February 21, 2019.

REMEMBER, YOUR VOTE IS IMPORTANT, PLEASE VOTE.

Please note: Registered shareholders may unsubscribe to email notifications at any time by changing their elections at Investor Center by simply clicking on “eDelivery Options” and updating their accounts.

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